UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31

Date of reporting period: July 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

DIVERSIFIED STRATEGIC

INCOME FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   JULY 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Classic Series

Annual Report  •  July 31, 2004

SMITH BARNEY DIVERSIFIED

STRATEGIC INCOME FUND

ROGER M. LAVAN, CFA

Roger M. Lavan has more than 19 years of securities experience.

BETH A. SEMMEL, CFA

Beth A. Semmel has more than 22 years of securities business experience.

PETER J. WILBY, CFA

Peter J. Wilby has more than 24 years of securities business experience.

DAVID M. ZAHN, CFA

David M. Zahn has more than 10 years of securities business experience.

OLIVIER ASSELIN

Olivier Asselin has more than 15 years of securities business experience.

FUND OBJECTIVE

Seeks high current income by investing primarily in U.S. government securities and U.S. government mortgage-related securities, foreign government securities, including securities issued by supranational organizations and U.S. and foreign corporate debt securities.

FUND FACTS

FUND INCEPTION

December 28, 1989

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The bond market performed much better over the first half of the period than it did during the second half of the period. Bond prices declined significantly in April before stabilizing in the past few months. The pullback in bond prices, which tend to move opposite anticipated interest rate movements, was triggered by heightened concern about resurgent inflation, rising rates and anticipation that the Federal Reserve Bank (“Fed”) would begin to push key short-term rates higher. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that can generally accompany it.

Given the momentum behind the economy, the Fed, as was widely expected, edged up its federal funds ratei target from a four-decade low of 1% to 1.25% at the end of June. The Fed raised it by an additional quarter-of-a-percentage point on August 10th, after the end of the fund’s reporting period. As the period came to a close, reports suggested that the pace of job growth, inflation and the pace of gross domestic product (“GDP”)ii growth had slowed.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“Citigroup”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to primarily serve the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 20, 2004

1        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

MANAGER  OVERVIEW

Special Shareholder Notice

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Market Overview

The performance of the U.S. bond market over the past year has been strongly linked to anticipated actions of the Fed and its accompanying economic data. Last summer, the Fed, concerned about deflation and looking to lift the economy, set their federal funds rate target at 1.0%; its lowest level in 45 years. This move initially caused short-term rates to fall, but signs of stronger economic growth soon started to boost yields dramatically. Volatility ensued in September when the Fed made it clear that they had little or no intention of raising rates for a “considerable period” due to soft growth and inflation levels that appeared to be fully in check. This caused five-year yields to fall nearly 65 basis points.iii

The next six months were relatively stable as the economy showed signs of a turnaround with a very strong third quarter GDP of 8.2%. Nevertheless, despite the strength of the economy, the Fed held fast to its 1.0% short-term lending rate, attributing the economic growth more to increases in productivity than to jobs.

Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers, combined with inflation fighting language from the Fed, led to another rise in Treasury yields, with ten-year yields rising over 100 basis points from their early March lows.

In June, the Fed finally raised its federal funds rate target to 1.25% from 1.0%, which had been its lowest level in 45 years. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose virtually across the board in advance of the Fed’s action, particularly in April and May, before prices stabilized somewhat in June and July.

PERFORMANCE SNAPSHOT

AS OF JULY 31, 2004

(excluding sales charges)

	6 Months	12 Months

Class A Shares — Diversified Strategic Income Fund	0.09%	7.93%

Lehman Brothers Aggregate Bond Index	0.34%	4.84%

Lipper Multi-Sector Income Funds Category Average	-0.21%	8.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned -0.30%, Class C shares returned -0.28% and Class Y shares returned 0.11% over the six months ended July 31, 2004. Excluding sales charges, Class B shares returned 7.35%, Class C shares returned 7.43% and Class Y shares returned 8.28% over the 12 months ended July 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2004, calculated among the 116 funds for the six-month period and among the 111 funds for the 12-month period, in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Against this backdrop, U.S. Treasury bonds, agencies and mortgage-backed securities collectively generated positive total returns for the 12-month period ended July 31, 2004.iv

The U.S. high-yield bond market, as represented by the Citigroup High Yield Market Indexv returned 13.44% for the 12 months ended July 31, 2004. Following a strong run over 2003, the U.S. high-yield bond market took on a more tempered tone this year versus 2003, as signs of economic recovery increased and statements by the Fed indicated that it might begin raising interest rates sooner

2        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

than anticipated. However, recent improvements in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates continued to decline.

Emerging markets debt, as represented by the J.P. Morgan Emerging Markets Bond Index Plusvi returned 12.17% for the 12 months ended July 31, 2004. Emerging markets performed well during the period following a slow start in July 2003, amid a sell-off in the U.S. Treasury bond market and fears that the economy was overheating. Sovereign debt markets rebounded through the fall and early winter, as Treasury markets stabilized and investors refocused their attention on the strong fundamentals in improving emerging market economies. Although markets were disrupted with a second sell-off in April and May of 2004, which was driven almost entirely by technical factors, they regained lost ground in June and July, supporting strong returns for the period.

Performance Review

For the 12 months ended July 31, 2004, Class A shares of the Smith Barney Diversified Strategic Income Fund, excluding sales charges, returned 7.93%. These shares outperformed the fund’s unmanaged benchmark, the Lehman Brothers Aggregate Bond Index,vii which returned 4.84% for the same period. The fund’s Lipper multi-sector income funds category average returned 8.56% during the reporting period.1

Factors Influencing Fund Performance

While we maintained a concentrated position in investment-grade fixed-income securities, we also maintained exposure to high-yield and emerging markets debt issues which collectively contributed to the portfolio’s outperformance of its benchmark index, the

Lehman Brothers Aggregate Bond Index, as these sectors posted significant gains over the period. Due to our defensive posture, we maintained an overall duration shorter than that of our benchmark index, which also contributed to outperformance. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) Given the backup of rates across the yield curve,viii we recently shifted to a more neutral duration stance relative to the benchmark index and will look to shorten duration as Treasury market volatility changes.

Thank you for your investment in the Smith Barney Diversified Strategic Income Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

Roger M. Lavan, CFA Vice President and Investment Officer	Peter J. Wilby, CFA Vice President and Investment Officer
Beth A. Semmel, CFA Vice President and Investment Officer	David M. Zahn, CFA Vice President and Investment Officer
Olivier Asselin Vice President and Investment Officer

August 20, 2004

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended July 31, 2004, calculated among the 111 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

3        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may invest in high yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Additionally, the fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please note that the fund invests in government securities, which are guaranteed as to the timely payment of interest and provide a guaranteed return on principal.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
iv	Source: Lipper, Inc.
[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi	The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
vii	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Smith Barney Diversified Strategic Income Fund at a Glance (unaudited)

Investment Breakdown*†

January 31, 2004

July 31, 2004

*	Please note that Portfolio holdings are subject to change.
†	As a percentage of total investments.

5        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on February 1, 2004 and held for the six months ended July 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1) (unaudited)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)
Class A	0.09%	$1,000.00	$1,000.90	$5.07

Class B	(0.30)	1,000.00	997.00	7.55

Class C(4)	(0.28)	1,000.00	997.20	7.40

Class Y	0.11	1,000.00	1,001.10	3.38

(1)	For the six months ended July 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses are equal to the annualized expense ratio of 1.02%, 1.52%, 1.49% and 0.68% for the Fund’s Class A, B, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

6        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1) (unaudited)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.79	$5.12

Class B	5.00	1,000.00	1,017.30	7.62

Class C(3)	5.00	1,000.00	1,017.45	7.47

Class Y	5.00	1,000.00	1,021.48	3.42

(1)	For the six months ended July 31, 2004.
(2)	Expenses are equal to the annualized expense ratio of 1.02%, 1.52%, 1.49% and 0.68% for the Fund’s Class A, B, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C(2)	Class Y
Twelve Months Ended 7/31/04	7.93%	7.35%	7.43%	8.28%
Five Years Ended 7/31/04	4.52	4.00	3.99	4.87
Ten Years Ended 7/31/04	6.02	5.51	5.52	N/A
Inception* through 7/31/04	6.01	6.57	5.21	5.79

	With Sales Charges(3)
	Class A	Class B	Class C(2)	Class Y
Twelve Months Ended 7/31/04	3.03%	2.85%	6.43%	8.28%
Five Years Ended 7/31/04	3.57	3.84	3.99	4.87
Ten Years Ended 7/31/04	5.52	5.51	5.52	N/A
Inception* through 7/31/04	5.59	6.57	5.21	5.79

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)
Class A (7/31/94 through 7/31/04)	79.35%
Class B (7/31/94 through 7/31/04)	70.97
Class C(2) (7/31/94 through 7/31/04)	71.10
Class Y (Inception* through 7/31/04)	64.20
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class A, B, C and Y shares are November 6, 1992, December 28, 1989, March 19, 1993 and October 10, 1995, respectively.

8        Smith Barney Diversified Strategic Income Fund      |    2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Diversified Strategic Income Fund

vs. Lehman Brothers Aggregate Bond Index†

July 1994 — July 2004

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2004. The Lehman Brothers Aggregate Bond Index is composed of the Government Credit Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9        Smith Barney Diversified Strategic Income Fund      |    2004 Annual Report

Schedule of Investments	July 31, 2004

FACE AMOUNT		SECURITY	VALUE
U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 32.8%
U.S. Treasury Obligations — 4.6%
		U.S. Treasury Notes:
$4,800,000		5.875% due 11/15/04 (a)	$4,860,379
12,520,000		7.875% due 11/15/04 (a)(b)	12,748,402
4,500,000		3.250% due 8/15/07 (a)	4,519,867
27,250,000		3.125% due 4/15/09 (a)	26,648,593
5,000,000		4.000% due 11/15/12 (a)	4,893,755
7,000,000		3.875% due 2/15/13 (a)	6,766,760
8,345,000		4.000% due 2/15/14 (a)	8,043,478
			68,481,234
U.S. Government Agencies — 28.2%
		Federal Home Loan Mortgage Corporation (FHLMC):
2,192,347		6.500% due 12/1/31 (c)	2,294,611
35,000,000		5.000% due 12/1/99 (d)(e)	34,103,125
15,000,000		5.500% due 12/1/99 (d)(e)	15,051,570
42,500,000		6.500% due 12/1/99 (d)(e)	44,425,760
		Federal National Mortgage Association (FNMA):
4,517,788		5.500% due 12/1/16 (a)(c)	4,653,147
5,235,169		6.500% due 5/1/31 (c)	5,526,029
9,100,305		7.500% due 3/1/32 (c)	9,745,250
4,908,173		7.000% due 5/1/32 (c)	5,197,676
39,771,481		6.000% due 6/1/32 (a)(c)	41,133,097
15,000,000		4.500% due 12/1/99 (d)(e)	14,165,625
46,250,000		5.000% due 12/1/99 (d)(e)	45,093,750
102,000,000		5.500% due 12/1/99 (d)(e)	102,286,824
40,000,000		6.000% due 12/1/99 (d)(e)	41,037,520
23,000,000		6.500% due 12/1/99 (d)(e)	24,006,250
		Government National Mortgage Association (GNMA):
2,520,024		7.500% due 9/15/31 (c)	2,713,639
16,633,507		6.500% due 3/15/32 (c)	17,436,648
8,638,169		7.000% due 3/15/32 (c)	9,184,921
			418,055,442
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost — $485,980,931)	486,536,676

FACE AMOUNT	RATING(f)	SECURITY	VALUE
CORPORATE BONDS AND NOTES — 30.7%
Aerospace & Defense — 0.2%
2,275,000	BB-	Sequa Corp., Sr. Notes, Series B, 8.875% due 4/1/08	2,434,250
Airlines — 0.4%
		Continental Airlines Inc., Pass-Through Certificates:
2,025,000	B	Class D, 7.568% due 12/1/06	1,541,696
1,475,000	BB-	Series 99-2, Class C-2, 7.434% due 3/15/06	1,457,203
446,407	BB	Series 00-2, Class C, 8.312% due 4/2/11	335,272
1,509,000	CCC+	Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09	1,607,085

See Notes to Financial Statements.

10        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
Airlines — 0.4% (continued)
		United Airlines Inc., Pass-Through Certificates:
$916,449	NR	Series 00-1, Class B, 8.030% due 7/1/11 (g)	$184,564
2,160,129	NR	Series 00-2, Class B, 7.811% due 10/1/09 (g)	533,843
440,000	NR	Series 01-1, Class B, 6.932% due 9/1/11 (g)	110,849
990,000	NR	Series 01-1, Class C, 6.831% due 9/1/08 (g)	95,759
			5,866,271
Automotive — 0.6%
580,000	B+	Arvin Capital Trust I, Jr. Sub. Notes, 9.500% due 2/1/27	603,200
		Dana Corp.:
1,260,000	BB	Notes, 6.500% due 3/1/09	1,329,300
760,000	BB	Sr. Notes, 10.125% due 3/15/10	870,200
2,550,000	B-	Eagle-Picher, Inc., Sr. Notes, 9.750% due 9/1/13	2,715,750
1,400,000	B-	Tenneco Automotive Inc., Sr. Sub. Notes, Series B, 11.625% due 10/15/09	1,508,500
		TRW Automotive Inc.:
1,606,000	BB-	Sr. Notes, 9.375% due 2/15/13	1,838,870
260,000	BB-	Sr. Sub. Notes, 11.000% due 2/15/13	313,300
			9,179,120
Cable & Other Media — 3.2%
3,595,000	BBB	AT&T Broadband Corp., 8.375% due 3/15/13 (a)	4,268,786
		Charter Communications Holdings LLC, Sr. Discount Notes:
5,600,000	CCC-	Step bond to yield 11.687% due 1/15/10	4,284,000
2,340,000	CCC-	Step bond to yield 11.669% due 1/15/11	1,602,900
3,375,000	CCC-	Step bond to yield 13.874% due 5/15/11	2,008,125
3,650,000	BBB	Cox Communications, Inc., 7.750% due 11/1/10 (a)	4,170,278
		CSC Holdings Inc.:
585,000	BB-	Sr. Notes, Series B, 7.625% due 4/1/11	593,775
4,795,000	B+	Sr. Sub. Debentures, 10.500% due 5/15/16	5,394,375
2,125,000	BB-	DirectTV Holdings, Sr. Notes, 8.375% due 3/15/13	2,390,625
1,635,000	BB-	EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09	1,802,588
2,200,000	B-	Insight Communications Inc., Sr. Discount Notes, step bond to yield 13.150% due 2/15/11	1,925,000
225,000	B+	Insight Midwest, Inc., Sr. Notes, 10.500% due 11/1/10	241,313
500,000	B-	LodgeNet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13	548,750
2,675,000	B+	Mediacom Communications Corp., Sr. Notes, 9.500% due 1/15/13	2,487,750
1,325,000	B-	Nextmedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11	1,485,656
1,025,000	B+	Panamsat Corp., Sr. Notes, 9.000% due 8/15/14 (h)	1,035,865
		Paxson Communications Corp.:
1,290,000	CCC+	Sr. Sub. Discount Notes, step bond to yield 11.374% due 1/15/09	1,131,975
595,000	CCC+	Sr. Sub. Notes, 10.750% due 7/15/08	609,875
2,030,000	B-	Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11	2,253,300
3,800,000	BB-	Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15	4,303,500
1,440,000	CCC+	Spanish Broadcasting Systems Inc., Sr. Sub. Notes, 9.625% due 11/1/09	1,522,800
3,575,000	BBB+	Time Warner, Inc., 7.625% due 4/15/31 (a)	3,944,880
50,000	CCC+	Young Broadcasting Inc., Sr. Sub. Notes, 8.750% due 1/15/14	47,750
			48,053,866
Capital Goods — 0.1%
1,025,000	B	Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11	1,150,562
Chemicals — 2.4%
2,150,000	B+	ACETEX Corp., Sr. Notes, 10.875% due 8/1/09	2,365,000
960,000	B+	Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11	1,083,600

See Notes to Financial Statements.

11        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
Chemicals — 2.4% (continued)
		FMC Corp.:
$625,000	BB+	Series A, 6.750% due 5/5/05	$640,625
1,500,000	BB+	Sr. Secured Notes, 10.250% due 11/1/09	1,740,000
2,000,000	B	Huntsman Advanced Materials, Sr. Secured Notes, 11.000% due 7/15/10 (h)	2,280,000
14,560,000	CCC+	Huntsman International LLC, Sr. Discount Notes, zero coupon bond to yield 14.162% due 12/31/09	7,352,800
1,450,000	B+	IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11	1,689,250
1,435,000	BB-	ISP Chemco, Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	1,607,200
1,620,000	B+	ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09	1,790,100
1,500,000	B+	Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12	1,681,875
1,400,000	BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	1,589,000
3,000,000	BB-	Millennium America Inc., Sr. Notes, 9.250% due 6/15/08	3,255,000
570,000	B-	OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11	585,675
2,150,000	CCC+	Resolution Performance Products LLC, Sr. Sub. Notes, 13.500% due 11/15/10	2,085,500
		Rhodia S.A.:
1,000,000	CCC+	Sr. Notes, 7.625% due 6/1/10 (h)	925,000
1,700,000	CCC+	Sr. Sub. Notes, 8.875% due 6/1/11 (h)	1,470,500
135,000	B+	Terra Capital Inc., Sr. Secured Notes, 12.875% due 10/15/08	162,000
2,575,000	BB-	Westlake Chemical Corp., 8.750% due 7/15/11	2,838,937
			35,142,062
Conglomerates — 0.2%
2,750,000	Caa2*	Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09	2,970,000
Consumer Products — 0.4%
590,000	B+	AKI, Inc., Sr. Notes, 10.500% due 7/1/08	608,438
650,000	CCC	Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08	653,250
2,750,000	CCC	Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07	2,598,750
500,000	CCC+	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08	500,000
1,000,000	B-	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14 (h)	1,005,000
1,340,000	B	Sola International Inc., Sr. Notes, 6.875% due 3/15/08	1,371,869
			6,737,307
Containers/Packaging — 0.9%
1,750,000	B+	Anchor Glass Container Corp., 11.000% due 2/15/13	2,012,500
800,000	B-	Berry Plastics Corp., 10.750% due 7/15/12	896,000
3,230,000	BB-	Owens-Brockway, Inc., 8.875% due 2/15/09	3,528,775
525,000	B	Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05	540,750
1,850,000	B+	Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11	2,000,313
		Pliant Corp.:
850,000	B-	Sr. Secured Notes, 11.125% due 9/1/09	922,250
220,000	B-	Sr. Sub. Notes, 13.000% due 6/1/10	201,850
1,175,000	CCC+	Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10	1,016,375
		Tekni-Plex Inc.:
900,000	B-	Sr. Secured Notes, 8.750% due 11/15/13 (h)	876,375
1,495,000	B-	Sr. Sub. Notes, Series B, 12.750% due 6/15/10	1,480,050
			13,475,238
Energy — 2.9%
6,025,000	B-	Dynegy Holdings Inc., Sr. Secured Notes, 8.020% due 7/15/08 (h)(i)	6,499,469
		El Paso Corp., Sr. Notes:
4,000,000	CCC+	7.875% due 6/15/12	3,700,000
1,850,000	CCC+	7.800% due 8/1/31	1,512,375
550,000	CCC+	7.750% due 1/15/32	449,625

See Notes to Financial Statements.

12        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
Energy — 2.9% (continued)
$784,000	BB-	El Paso Energy Partners L.P., Sr. Sub. Notes, 8.500% due 6/1/11	$862,400
1,600,000	B	Key Energy Services Inc., Sr. Notes, Series C, 8.375% due 3/1/08	1,680,000
2,500,000	B+	Magnum Hunter Resources Inc., Sr. Notes, 9.600% due 3/15/12	2,775,000
1,000,000	CCC+	NGC Corp., Sr. Debentures, 7.125% due 5/15/18	815,000
750,000	A-	Petronas Capital Ltd., Sr. Notes, 7.000% due 5/22/12 (h)	831,222
		Plains Exploration and Production Co., Sr. Sub. Notes:
1,000,000	B+	8.750% due 7/1/12	1,105,000
760,000	B+	Series B, 8.750% due 7/1/12	839,800
435,000	BB	Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11	478,500
1,600,000	NR	Pride International Inc., Sr. Notes, 10.000% due 6/1/09	1,688,000
		Reliant Resources Inc., Sr. Secured Notes:
4,000,000	B	9.250% due 7/15/10	4,280,000
625,000	B	9.500% due 7/15/13	675,000
725,000	BB-	Superior Energy Services Inc., LLC, Sr. Notes, 8.875% due 5/15/11	786,625
1,490,000	B	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	1,609,200
1,485,000	BBB	Valero Energy Corp., 4.750% due 6/15/13	1,418,871
		Vintage Petroleum:
1,015,000	BB-	Sr. Notes, 8.250% due 5/1/12	1,093,662
375,000	B	Sr. Sub. Notes, 7.875% due 5/15/11	390,000
625,000	Ba3*	Westport Resources Corp., Sr. Sub. Notes, 8.250% due 11/1/11	716,162
		Williams Cos., Inc.:
2,000,000	B+	7.125% due 9/1/11	2,090,000
1,550,000	B+	7.625% due 7/15/19	1,573,250
2,375,000	B+	7.875% due 9/1/21	2,410,625
200,000	B+	8.750% due 3/15/32	211,750
1,825,000	B+	Sr. Notes, 8.625% due 6/1/10	2,057,687
			42,549,223
Financial — 2.6%
6,325,000	A+	Bank of America Corp., Sr. Notes, 4.875% due 9/15/12 (a)	6,252,066
2,075,000	B-	BCP Caylux Holdings, Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (h)	2,173,563
6,425,000	AAA	General Electric Capital Corp., 6.000% due 6/15/12 (a)	6,870,265
4,275,000	BBB	General Motors Acceptance Corp., 6.875% due 9/15/11 (a)	4,394,709
3,735,000	AA-	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09 (a)	3,704,272
1,515,000	BB	Markel Capital Trust I, Jr. Sub. Notes, Series B, 8.710% due 1/1/46	1,590,744
2,700,000	A+	Morgan Stanley, 6.600% due 4/1/12 (a)	2,936,812
3,920,000	CCC-	Ocwen Capital Trust, Jr. Sub. Notes, 10.875% due 8/1/27	3,978,800
5,750,000	A-	Standard Chartered Bank PLC, Sub. Notes, 8.000% due 5/30/31 (a)(h)	6,866,638
			38,767,869
Food/Beverages/Bottling — 0.4%
730,000	B+	Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11	781,100
985,000	BB-	Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17	987,463
1,000,000	B	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	1,095,000
2,600,000	BBB+	Kraft Foods, Inc., 5.625% due 11/1/11 (a)	2,686,752
475,000	B	Land O’ Lakes Inc., Sr. Secured Notes, 9.000% due 12/15/10 (h)	494,000
			6,044,315
Gaming — 1.5%
2,050,000	B	Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due 2/15/09	2,316,500
3,875,000	B+	Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11	4,320,625
1,825,000	B-	Herbst Gaming Inc., Sr. Sub. Notes, 8.125% due 6/1/12 (h)	1,806,750

See Notes to Financial Statements.

13        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
Gaming — 1.5% (continued)
		Mandalay Resort Group:
$1,725,000	BB-	Series B, 10.250% due 8/1/07	$1,936,313
585,000	BB-	Sr. Sub. Debentures, 7.625% due 7/15/13	590,119
		Park Place Entertainment Corp., Sr. Sub. Notes:
1,150,000	BB-	8.875% due 9/15/08	1,282,250
4,275,000	BB-	8.125% due 5/15/11	4,739,906
2,500,000	CCC+	Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.750% due 10/1/13	2,500,000
2,370,000	B	Venetian Casino Resort LLC, Second Mortgage Notes, 11.000% due 6/15/10	2,713,650
			22,206,113
Healthcare — 1.1%
1,675,000	CC	aaipharma Inc., 11.500% due 4/1/10	1,398,625
2,000,000	B-	Ameripath Inc., 10.500% due 4/1/13	2,040,000
1,000,000	B-	Athena Neuro Finance LLC, Sr. Notes, 7.250% due 2/21/08	992,500
695,000	B	Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10	777,531
2,075,000	B-	IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14 (h)	2,168,375
1,250,000	B-	InSight Health Services Corp., Series B, 9.875% due 11/1/11	1,353,125
750,000	B-	Medical Device Manufacturing, Inc., Sr. Sub. Notes, 10.000% due 7/15/12 (h)	772,500
		Tenet HealthCare Corp.:
3,400,000	B-	Notes, 7.375% due 2/1/13	3,162,000
		Sr. Notes:
500,000	B-	5.375% due 11/15/06	507,500
25,000	B-	9.875% due 7/1/14 (h)	26,094
2,500,000	CCC+	Vanguard Health Systems Inc., Sr. Sub. Notes, 9.750% due 8/1/11	2,887,500
			16,085,750
Housing/Building Products — 0.4%
370,000	B-	Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12	418,100
1,485,000	B-	Atrium Cos. Inc., Sr. Sub. Notes, Series B, 10.500% due 5/1/09	1,562,963
1,475,000	CCC+	Brand Services Inc., Sr. Sub. Notes, 12.000% due 10/15/12	1,703,625
1,575,000	BB-	Schuler Homes Inc., Sr. Sub. Notes, 10.500% due 7/15/11	1,811,250
740,000	B+	Standard Pacific Corp., Sr. Sub. Notes, 9.250% due 4/15/12	821,400
			6,317,338
Industrial Specialties — 0.1%
1,080,000	NR	Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08	815,400
1,385,000	B	Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10	1,575,438
			2,390,838
Lodging/Leisure — 0.9%
1,300,000	CCC+	Courtyard by Marriott II L.P., Sr. Secured Notes, Series B, 10.750% due 2/1/08	1,313,000
2,350,000	B-	FelCor Lodging L.P., 9.000% due 6/1/11	2,532,125
2,555,000	B+	Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07	2,804,113
1,600,000	B-	Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12	1,752,000
450,000	CCC+	LCE Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (h)	445,500
2,525,000	CCC+	Meristar Hospitality Corp., Sr. Notes, 10.500% due 6/15/09	2,739,625
1,300,000	B	Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375% due 5/1/12	1,374,750
			12,961,113
Machinery — 0.3%
370,000	BB-	Case Credit Corp., 6.750% due 10/21/07	371,850
875,000	B-	Columbus McKinnon Corp., Sr. Notes, 10.000% due 8/1/10	942,813

See Notes to Financial Statements.

14        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
Machinery — 0.3% (continued)
$580,000	B+	NMHG Holding Co., 10.000% due 5/15/09	$640,900
2,005,000	CCC+	Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07	2,035,075
			3,990,638
Metals/Mining/Steel — 0.4%
2,000,000	B	Ispat Inland ULC, 9.750% due 4/1/14 (h)	2,075,000
1,300,000	B-	Mueller Group Inc., Sr. Sub. Notes, 10.000% due 5/1/12 (h)	1,371,500
1,610,000	BBB-	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	1,928,292
480,000	B+	Wolverine Tube Inc., Sr. Notes, 10.500% due 4/1/09	520,800
			5,895,592
Paper/Forest Products — 1.0%
200,000	BB	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	196,727
1,500,000	B+	Appleton Papers Inc., Sr. Sub. Notes, 9.750% due 6/15/14 (h)	1,530,000
825,000	BB	Bowater Inc., Debentures, 9.500% due 10/15/12	911,885
		Buckeye Technologies Inc., Sr. Sub. Notes:
770,000	B	9.250% due 9/15/08	771,925
2,025,000	B	8.000% due 10/15/10	1,913,625
1,200,000	BB	Norske Skog Canada Ltd., Sr. Notes, 7.375% due 3/1/14	1,200,000
		Stone Container Corp., Sr. Notes:
3,255,000	B	11.500% due 8/15/06 (h)	3,271,275
3,100,000	B	7.375% due 7/15/14 (h)	3,138,750
		Tembec Industries Inc.:
2,425,000	BB-	8.625% due 6/30/09	2,515,937
275,000	BB-	8.500% due 2/1/11	286,000
			15,736,124
Publishing/Printing — 1.0%
2,050,000	B-	Advanstar Communications Inc., 10.750% due 8/15/10	2,275,500
975,000	B	Dex Media East, LLC, Sr. Sub. Notes, 12.125% due 11/15/12	1,160,250
2,475,000	B	Dex Media West, LLC, Sr. Sub. Notes, Series B, 9.875% due 8/15/13	2,802,938
2,941,268	B-	Hollinger Participation Trust, Sr. Notes, Payment-in-kind, 12.125% due 11/15/10 (h)	3,455,990
1,375,000	B	Houghton Mifflin Co., Sr. Discount Notes, 11.500% due 10/15/13	790,625
		RH Donnelley Corp., Sr. Sub. Notes:
950,000	B+	10.875% due 12/15/12	1,116,250
450,000	B+	10.875% due 12/15/12 (h)	528,750
2,500,000	B-	Vertis, Inc., Sr. Notes, 9.750% due 4/1/09	2,743,750
536,000	BB-	Yell Finance B.V., Sr. Discount Notes, step bond to yield 12.263% due 8/1/11	515,900
			15,389,953
Restaurants — 0.2%
740,000	CCC-	Advantica Restaurant Group, Sr. Notes, 11.250% due 1/15/08	766,825
1,600,000	CCC+	Buffets Inc., Sr. Sub. Notes, 11.250% due 7/15/10	1,688,000
			2,454,825
Retail — 0.2%
2,018,000	BB+	J.C. Penny Co., Inc., Notes, 9.000% due 8/1/12	2,436,735
Services/Other — 1.6%
		Allied Waste North America Inc., Sr. Notes, Series B:
2,260,000	BB-	8.500% due 12/1/08	2,469,050
1,500,000	B+	7.375% due 4/15/14	1,443,750
1,500,000	BB+	Aries Vermogen Inc., Notes, 9.600% due 10/25/14 (h)	1,593,750

See Notes to Financial Statements.

15        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
Services/Other — 1.6% (continued)
$1,750,000	B-	IMCO Recycling Inc., Sr. Notes, 10.375% due 10/15/10	$1,898,750
3,875,000	B	Iron Mountain, Inc., Sr. Sub. Notes, 8.625% due 4/1/13	4,180,156
1,015,000	BB-	Mail-Well, Inc., Sr. Sub. Notes, 9.625% due 3/15/12	1,096,200
		Muzak LLC:
1,975,000	CCC	Sr. Notes, 10.000% due 2/15/09	1,747,875
550,000	CCC	Sr. Sub. Notes, 9.875% due 3/15/09	418,000
		Service Corp. International:
1,025,000	BB	Debentures, 7.875% due 2/1/13	1,053,188
		Sr. Notes:
1,290,000	BB	6.875% due 10/1/07	1,338,375
1,590,000	BB	6.500% due 3/15/08	1,629,750
1,715,000	B+	Stewart Enterprises Inc., Sr. Sub. Notes, 10.750% due 7/1/08	1,914,369
2,525,000	B-	Wesco Distribution Inc., 9.125% due 6/1/08	2,613,375
			23,396,588
Supermarkets/Drugstores — 0.8%
1,975,000	BB-	Ahold Finance USA, Inc., 8.250% due 7/15/10	2,128,063
803,870	BB	Ahold Lease USA, Inc., Series A-1, 7.820% due 1/2/20	806,382
1,675,000	B	Jean Coutu Group (PJC) Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (h)	1,668,719
575,000	B-	Nash Finch Co., Sr. Sub. Notes, Series B, 8.500% due 5/1/08	583,625
2,225,000	B-	Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08	2,469,750
3,900,000	BBB	Safeway Inc., Debentures, 7.250% due 2/1/31 (a)	4,182,001
			11,838,540
Technology/Electronics — 0.9%
1,450,000	CCC+	Amkor Technology, Inc., Sr. Sub. Notes, 10.500% due 5/1/09	1,366,625
556,000	B+	Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09	651,910
5,450,000	B	Lucent Technologies, Debentures, 6.450% due 3/15/29	4,182,875
700,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	702,625
		Northern Telecom Capital Corp.:
1,650,000	B-	Notes, 6.875% due 9/1/23	1,464,375
795,000	B-	Sr. Notes, 7.875% due 6/15/26	739,350
		Thomas & Betts Corp., Sr. Notes:
1,980,000	BBB-	6.625% due 5/7/08	2,104,261
575,000	BBB-	7.250% due 6/1/13	623,394
1,280,000	BB+	Unisys Corp., Sr. Notes, 6.875% due 3/15/10	1,305,600
			13,141,015
Telecommunications — 2.9%
962,600	CCC-	AirGate PCS, Inc., Sr. Sub. Notes, 9.375% due 9/1/09	938,535
		Alamosa Holdings, Inc.:
1,657,000	CCC	Sr. Notes, 11.000% due 7/31/10	1,826,843
1,127,000	CCC	Zero coupon bond to yield 12.000% due 7/31/09	1,107,278
600,000	BB+	AT&T Corp., Sr. Notes, 8.050% due 11/15/11	621,066
		AT&T Wireless Services, Inc., Sr. Notes:
2,000,000	BBB	8.125% due 5/1/12	2,343,494
9,075,000	BBB	8.750% due 3/1/31 (a)	11,328,949
1,780,000	NR	GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 15.233% due 2/1/10 (g)	178
2,375,000	BB	Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15	2,505,625
844,000	B-	Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09	983,260

See Notes to Financial Statements.

16        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
Telecommunications — 2.9% (continued)
$3,125,000	BB-	Qwest Corp., Debentures, 6.875% due 9/15/33	$2,593,750
		Qwest Services Corp.:
2,400,000	B	13.500% due 12/15/10 (h)	2,823,000
2,905,000	BB-	8.875% due 3/15/12 (h)	3,210,025
1,305,000	B	14.500% due 12/15/14 (h)	1,572,525
		Sprint Capital Corp.:
4,000,000	BBB-	8.375% due 3/15/12 (a)	4,693,320
4,425,000	BBB-	6.875% due 11/15/28	4,416,593
2,500,000	CCC	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	2,568,750
			43,533,191
Textile/Apparel — 0.4%
		Levi Strauss & Co.:
830,000	CCC	7.000% due 11/1/06	809,250
2,415,000	CCC	Sr. Notes, 11.625% due 1/15/08	2,445,188
1,625,000	B	Tempur-Pedic, Inc., Sr. Sub. Notes, 10.250% due 8/15/10	1,838,281
686,000	B+	William Carter Co., Sr. Sub. Notes, Series B, 10.875% due 8/15/11	775,180
			5,867,899
Tower — 1.0%
		American Tower Corp.:
4,425,000	CCC	Sr. Notes, 9.375% due 2/1/09	4,745,813
900,000	CCC	Sr. Sub. Discount Notes, zero coupon bond to yield 12.250% due 8/1/08 (j)	672,750
		Crown Castle International Corp., Sr. Notes:
1,535,000	CCC	10.750% due 8/1/11	1,726,875
1,150,000	CCC	7.500% due 12/1/13	1,152,875
5,900,000	CCC-	SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09	6,136,000
			14,434,313
Transportation — 0.1%
835,000	BB+	Windsor Petroleum Transportation Corp., Notes, 7.840% due 1/15/21 (h)	849,612
Utilities — 1.6%
		The AES Corp., Sr. Notes:
3,255,000	B-	9.500% due 6/1/09	3,547,950
100,000	B-	7.750% due 3/1/14	97,750
2,000,000	B	Allegheny Energy, Sr. Notes, 10.250% due 11/15/07 (h)	2,190,000
475,000	BB+	Avista Corp., Sr. Notes, 9.750% due 6/1/08	560,500
2,920,000	CCC+	Calpine Canada Energy Finance ULC, Sr. Sub. Notes, 8.500% due 5/1/08	1,832,300
		Calpine Corp., Sr. Notes:
2,625,000	B	8.500% due 7/15/10 (h)	2,126,250
1,435,000	CCC+	8.625% due 8/15/10	896,875
695,000	B+	CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04	707,163
		Edison Mission Energy, Sr. Notes:
3,255,000	B	10.000% due 8/15/08	3,710,700
2,100,000	B	9.875% due 4/15/11	2,362,500
4,000,000	B+	NRG Energy, Inc., Sr. Notes, 8.000% due 12/15/13 (h)	4,110,000
1,910,000	B-	Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10	2,301,550
			24,443,538
		TOTAL CORPORATE BONDS AND NOTES (Cost — $430,565,622)	455,739,798

See Notes to Financial Statements.

17        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
CONVERTIBLE CORPORATE NOTES — 0.0%
Energy — 0.0%
$569,000	CCC+	Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04 (Cost — $569,000)	$569,000
ASSET-BACKED SECURITIES — 4.8%
7,816,000	A	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 2.650% due 8/25/32 (a)	7,858,740
5,720,000	BBB+	Argent Nim Trust, Series 2004-WN8, Class A, 4.700% due 7/25/34 (a)(h)	5,715,406
6,000,000	A	Asset Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2,
		3.280% due 4/15/33 (a)(i)	6,088,601
		Bear Stearns Asset Backed Securities:
1,572,143	BBB	Series 2003 – HE1N, Class N1, 6.500% due 8/25/05(h)	1,585,542
2,510,000	BBB	Series 2004 – FR1, Class A1, 5.000% due 5/25/34 (h)	2,510,000
3,480,000	BBB	Series 2004 – HE6, Class A1, 5.250% due 8/25/34 (a)(h)	3,480,000
		Countrywide Asset-Backed Certificates:
3,820,000	AA	Series 2004-5, Class M4, 2.700% due 6/25/34 (a)(i)	3,822,263
3,380,000	BBB	Series 2004-5N, Class A1, 5.500% due 10/25/35	3,380,000
6,750,000	A	CS First Boston Mortgage Securities Corp., Series 2001-HE12, Class M2, 2.670% due 9/25/31 (a)(i)	6,784,422
		First Consumers Master Trust:
334,629	BB	Series 1999-A, Class A, 5.800% due 12/15/05 (h)(i)	333,685
3,284,466	B	Series 2001-A, Class A, 1.690% due 9/15/08 (a)(i)	3,021,513
2,571,440	Baa2*	Independence II CDO, Ltd., Series 2A, Class C, 3.680% due 8/7/36 (h)(i)	462,859
		Metris Master Trust:
4,530,000	BBB	Series 2001-2, Class B, 2.500% due 11/20/09 (a)	4,490,501
3,015,000	AAA	Series 2001-3, Class B, 2.320% due 7/21/08 (a)	3,017,257
1,350,000	AAA	Series 2001-4A, Class B, 2.820% due 8/20/08	1,350,869
		Novastar Home Equity Loan:
1,310,000	A	Series 2003-4, Class M2, 3.080% due 2/25/34	1,339,870
2,880,000	A+	Series 2004-1, Class M4, 2.420% due 6/25/34 (a)	2,886,064
4,000,000	A	Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 2.550% due 4/25/32 (a)	4,023,089
		Sail Net Interest Margin Notes:
786,889	BBB	Series 2003-3, Class A, 7.750% due 4/27/33 (h)	794,557
741,851	BBB	Series 2003-13A, Class A, 6.750% due 11/27/33 (h)	739,987
3,663,689	BBB	Series 2004-2A, Class A, 5.500% due 3/27/34 (a)(h)	3,660,987
3,615,805	BBB+	Series 2004-4A, Class A, 5.000% due 4/27/04 (a)(h)	3,610,155
6,000,000	Caa1*	Varick Structured Asset Fund Ltd., Series1A, Class B1, 3.074% due 11/1/35 (g)(h)	60,000
		TOTAL ASSET-BACKED SECURITIES (Cost — $74,740,369)	71,016,367
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) — 1.2%
9,215,241	D	Airplanes Pass Through Trust, Corporate Collateralized Mortgage Obligation, Series D,
		10.900% due 3/15/12 (g)	0
		Commercial Mortgage Pass-Through Certificates:
6,385,244	AAA	Series 2001-J2A, Class A1, 5.450% due 7/16/34 (a)(h)(i)	6,558,562
3,220,000	A+	Series 2003-FL9, Class E, 2.800% due 11/15/15 (a)(h)(i)	3,242,776
13,727,778	NR	GNMA, Series 2003-12, Class IN, 5.500% due 2/16/28	1,680,279
6,850,000	A2*	Merit Securities Corp., Series 11PA, Class B2, 2.960% due 9/28/32 (a)(h)	6,589,602
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $27,562,696)	18,071,219

See Notes to Financial Statements.

18        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

SHARES	SECURITY	VALUE
COMMON STOCK (k) — 0.2%
Cable & Other Media — 0.0%
7,044	NTL Inc.	$367,133
Services/Other — 0.0%
1,177	Outsourcing Solutions, Inc.†	32,896
Telecommunications — 0.2%
39,759	AirGate PCS, Inc.	611,493
3,736	McLeodUSA Inc.	1,606
19,250	Pagemart Nationwide Inc.	193
77,826	Telewest Global Inc.	879,437
		1,492,729
Tower — 0.0%
29,990	Crown Castle International Corp.	423,459
	TOTAL COMMON STOCK (Cost — $4,364,488)	2,316,217
CONVERTIBLE PREFERRED STOCK — 0.3%
Aerospace — 0.0%
1,650	Northrop Grumman Corp., Equity Security Units, 7.250% due 11/16/04	173,382
Telecommunications — 0.2%
3,968	Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13	2,405,600
4,300	Motorola Inc., Equity Security Units, 7.000% due 11/16/04	197,499
		2,603,099
Tower — 0.1%
18,000	Crown Castle International Corp., 6.250% due 8/15/12	821,250
	TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $2,098,670)	3,597,731

WARRANTS	SECURITY	VALUE
WARRANTS (k) — 0.0%
Cable & Other Media — 0.0%
12,325	UIH Australia, Expire 5/15/06	0
Containers/Packaging — 0.0%
220	Pliant Corp., Expire 6/1/10 (h)	2
Publishing/Printing — 0.0%
1,865	Merrill Corp., Class B Shares, Expire 5/1/09	0
Technology/Electronics — 0.0%
2,095	Cybernet Internet Services Intl., Expire 7/1/09 (h)	0
8,430	WAM! NET Inc., Expire 3/1/05	84
		84
Telecommunications — 0.0%
1,780	GT Group Telecom Inc., Expire 2/1/10 (h)	0
1,185	Horizon PCS Inc., Expire 10/1/10 (h)	0
5,000	Iridium World Communications Ltd., Expire 7/15/05 (h)	50
1,000	IWO Holdings Inc., Expire 1/15/11 (h)	10

See Notes to Financial Statements.

19        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

WARRANTS		SECURITY	VALUE
Telecommunications — 0.0% (continued)
250		Jazztel PLC, Expire 7/15/10	$0
7,800		RSL Communications Ltd., Expire 11/15/06	0
			60
Tower — 0.0%
900		American Tower Corp., Expire 8/1/08	166,050
		TOTAL WARRANTS (Cost — $414,994)	166,196
FACE AMOUNT	RATING(f)	SECURITY	VALUE
EMERGING MARKETS DEBT — 7.7%
Sovereign Debt — 7.7%
		Federal Republic of Brazil:
$2,220,000	B+	10.125% due 5/15/27	2,067,930
4,675,000	B+	12.250% due 3/6/30	5,049,000
11,247,059	B+	Series 18 Years, 2.125% due 4/15/12 (i)	9,791,971
12,407,907	B+	Series 20 Years, 8.000% due 4/15/14	11,706,084
1,500,000	A-	Malaysia, 7.500% due 7/15/11	1,717,788
6,800,000	AA-	Region of Lombardy, 5.804% due 10/25/32 (a)	6,812,464
500,000	B-	Republic of Argentina, 1.000% due 3/31/49	256,875
2,090,000	BBB-	Republic of Bulgaria, Series REGS, 8.250% due 1/15/15	2,492,325
		Republic of Colombia:
1,675,000	BB	10.000% due 1/23/12	1,808,581
575,000	BB	10.750% due 1/15/13	643,281
1,325,000	BB	8.125% due 5/21/24	1,132,875
1,325,000	BB	8.375% due 2/15/27	1,132,875
950,000	BB	10.375% due 1/28/33	973,750
		Republic of Ecuador, Series REGS:
5,000,000	CCC+	12.000% due 11/15/12	4,725,000
800,000	CCC+	6.000% due 8/15/30	596,400
		Republic of Panama:
850,000	BB	9.625% due 2/8/11	956,250
1,300,000	BB	10.750% due 5/15/20	1,514,500
675,000	BB	9.375% due 1/16/23	705,375
1,300,000	BB	8.875% due 9/30/27	1,326,000
		Republic of Peru:
1,175,000	BB	9.125% due 2/21/12	1,232,869
		Series 20 Years:
1,500,000	BB-	4.000% due 3/7/17	1,246,875
618,800	BB-	4.500% due 3/7/17	542,224
		Republic of Philippines:
2,400,000	BB	8.375% due 3/12/09	2,532,000
1,775,000	BB	9.875% due 1/15/19	1,837,125
1,525,000	BB	10.625% due 3/16/25	1,654,625
		Republic of Turkey:
2,275,000	B+	11.500% due 1/23/12	2,678,812
1,675,000	B+	11.000% due 1/14/13	1,938,812

See Notes to Financial Statements.

20        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(f)	SECURITY	VALUE
Sovereign Debt — 7.7% (continued)
		Republic of Venezuela:
$1,583,270	B-	2.750% due 12/18/07	$1,530,329
1,125,000	B-	6.750% due 3/31/20	1,035,000
2,000,000	B-	9.250% due 9/15/27	1,779,500
1,000,000	B-	9.375% due 1/13/34	882,500
		Russian Federation, Unsub. Notes, Series REGS:
1,290,000	BB+	8.250% due 3/31/10	1,388,363
2,400,000	BB+	11.000% due 7/24/18	3,042,000
18,225,000	BB+	5.000% due 3/31/30	16,744,219
		United Mexican States:
3,575,000	BBB-	8.375% due 1/14/11	4,104,100
2,000,000	BBB-	7.500% due 1/14/12	2,202,500
1,769,000	BBB-	5.875% due 1/15/14	1,733,620
3,150,000	BBB-	6.625% due 3/3/15	3,212,212
6,650,000	BBB-	8.300% due 8/15/31	7,203,612
		TOTAL EMERGING MARKETS DEBT (Cost — $116,497,918)	113,930,621
LOAN PARTICIPATIONS (i)(l) — 0.3%
Sovereign Debt — 0.3%
5,100,787	BB	Kingdom of Morocco, Series A, 2.030% due 1/2/09 (CS First Boston Corp.) (Cost — $4,914,723)	5,030,651
		SUB-TOTAL INVESTMENTS (Cost — $1,147,709,411)	1,156,974,476
REPURCHASE AGREEMENTS — 22.0%
75,000,000		Deutsche Bank Securities Inc. dated 7/30/04, 1.340% due 8/2/04; Proceeds at maturity — $75,008,375; (Fully collateralized by various U.S. Agency Securities, 0.000% to 7.125% due 8/3/04 to 3/15/31; Market value — $76,500,100)	75,000,000
101,493,000		Goldman, Sachs & Co. dated 7/30/04, 1.360% due 8/2/04; Proceeds at maturity — $101,504,503; (Fully collateralized by various U.S. Treasury Obligations, 0.000% to 8.750% due 9/2/04 to 1/15/26; Market value — $103,522,860)	101,493,000
75,000,000		Morgan Stanley dated 7/30/04, 1.350% due 8/2/04; Proceeds at maturity — $75,008,437; (Fully collateralized by various U.S. Agency Securities, 0.000% to 7.250% due 9/15/04 to 8/6/30; Market value — $77,243,991)	75,000,000
75,000,000		UBS Securities LLC dated 7/30/04, 1.350% due 8/2/04; Proceeds at maturity — $75,008,438; (Fully collateralized by various U.S. Agency Securities, 1.350% to 7.250% due 8/3/04 to 5/13/30; Market value — $76,500,423)	75,000,000
		TOTAL REPURCHASE AGREEMENTS (Cost — $326,493,000)	326,493,000
		TOTAL INVESTMENTS — 100.0% (Cost — $1,474,202,411**)	$1,483,467,476

See Notes to Financial Statements.

21        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

(a)	All or a portion of this security is segregated for open futures contracts and/or “to-be-announced” (“TBA”) securities.
(b)	A portion of this security is held as collateral for open futures contracts.
(c)	Date shown represents the last in range of maturity dates of mortgage certificates owned.
(d)	Security acquired under mortgage dollar roll agreement (See Note 7).
(e)	Security is traded on a TBA basis (See Note 6).
(f)	All ratings are by Standard & Poor’s Ratings Service, except for those identified by an asterisk (*), which are rated by Moody’s Investors Service.
(g)	Security is currently in default.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(i)	Variable rate security — rate resets periodically.
(j)	Security has been issued with attached warrants.
(k)	Non-income producing security.
(l)	Participation interest was acquired through the financial institution indicated parenthetically.
†	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
**	Aggregate cost for Federal income tax purposes is $1,474,471,216.

See pages 23 and 24 for definitions of ratings.

See Notes to Financial Statements.

22        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

—   Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—   Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C

—   Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating classification from “A” through “Caa”. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

A

—   Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—   Bonds rated “Baa” are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba

—   Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—   Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

23        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Bond Ratings (unaudited) (continued)

Caa	— Bonds rated “Caa” are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

24        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Statement of Assets and Liabilities	July 31, 2004

ASSETS:
Investments, at value (Cost — $1,147,709,411)	$1,156,974,476
Repurchase agreements, at value (Cost — $326,493,000)	326,493,000
Cash	489
Dividends and interest receivable	14,308,207
Receivable for securities sold	6,492,580
Receivable for Fund shares sold	693,319
Receivable for spot foreign currency contracts	366,330
Receivable from broker — variation margin	38,500
Other assets	230,510

Total Assets	1,505,597,411

LIABILITIES:
Payable for securities purchased	330,296,808
Dividends payable	2,249,334
Payable for Fund shares reacquired	690,781
Investment advisory fee payable	448,380
Deferred mortgage dollar roll income	381,329
Payable for spot foreign currency contracts	366,330
Distribution plan fees payable	210,876
Administration fee payable	199,271
Accrued expenses	302,562

Total Liabilities	335,145,671

Total Net Assets	$1,170,451,740

NET ASSETS:
Par value of shares of beneficial interest	$174,695
Capital paid in excess of par value	1,504,796,793
Undistributed net investment income	6,321,550
Accumulated net realized loss from investment transactions, futures contracts and foreign currencies	(350,205,168)
Net unrealized appreciation of investments, futures contracts and foreign currencies	9,363,870

Total Net Assets	$1,170,451,740

Shares Outstanding:
Class A	86,901,578

Class B	47,258,037

Class C	20,602,230

Class Y	19,932,736

Net Asset Value:
Class A (and redemption price)	$6.69

Class B *	$6.72

Class C *	$6.70

Class Y (and redemption price)	$6.69

Maximum Public Offering Price Per Share:
Class A (net asset value plus 4.71% of net asset value)	$7.01

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

25        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Statement of Operations	For the Year Ended July 31, 2004

INVESTMENT INCOME:
Interest (Note 7)	$84,323,431
Dividends	153,928

Total Investment Income	84,477,359

EXPENSES:
Investment advisory fee (Note 2)	5,677,979
Distribution plan fees (Note 9)	5,369,337
Administration fee (Note 2)	2,523,546
Transfer agency services (Note 9)	1,061,623
Custody	173,850
Audit and legal	65,880
Shareholder communications (Note 9)	54,962
Trustees’ fees	18,300
Other	87,320

Total Expenses	15,032,797

Net Investment Income	69,444,562

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3 AND 4):
Realized Gain (Loss) From:
Investment transactions	22,021,455
Futures contracts	(11,200,864)
Foreign currency transactions	(1,865)

Net Realized Gain	10,818,726

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,370,343
Futures contracts	7,478,410
Foreign currencies	(1,562)

Increase in Net Unrealized Appreciation	15,847,191

Net Gain on Investments, Futures Contracts and Foreign Currencies	26,665,917

Increase in Net Assets From Operations	$96,110,479

See Notes to Financial Statements.

26        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended July 31,

	2004	2003
OPERATIONS:
Net investment income	$69,444,562	$75,835,497
Net realized gain	10,818,726	33,270,571
Increase in net unrealized appreciation	15,847,191	14,306,344

Increase in Net Assets From Operations	96,110,479	123,412,412

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 10):
Net investment income	(61,429,109)	(76,051,590)
Capital	—	(3,849,654)

Decrease in Net Assets From Distributions to Shareholders	(61,429,109)	(79,901,244)

FUND SHARE TRANSACTIONS (NOTE 11):
Net proceeds from sales	159,042,870	180,894,054
Net asset value of shares issued for reinvestment of distributions	31,561,098	41,257,707
Cost of shares reacquired	(355,319,998)	(428,761,268)

Decrease in Net Assets From Fund Share Transactions	(164,716,030)	(206,609,507)

Decrease in Net Assets	(130,034,660)	(163,098,339)
NET ASSETS:
Beginning of year	1,300,486,400	1,463,584,739

End of year*	$1,170,451,740	$1,300,486,400

* Includes undistributed (overdistributed) net investment income of:	$6,321,550	$(2,928,936)

See Notes to Financial Statements.

27        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$6.52	$6.32	$6.74	$7.19	$7.46
Income (Loss) From Operations:
Net investment income	0.38	0.37	0.41	0.49	0.51
Net realized and unrealized gain (loss)	0.13	0.22	(0.39)	(0.37)	(0.27)
Total Income From Operations	0.51	0.59	0.02	0.12	0.24
Less Distributions From:
Net investment income	(0.34)	(0.37)	(0.37)	(0.57)	(0.51)
Capital	—	(0.02)	(0.07)	—	—
Total Distributions	(0.34)	(0.39)	(0.44)	(0.57)	(0.51)
Net Asset Value, End of Year	$6.69	$6.52	$6.32	$6.74	$7.19
Total Return	7.93%	9.53%	0.32%	1.79%	3.35%
Net Assets, End of Year (000s)	$581,193	$595,373	$612,665	$612,268	$535,525
Ratios to Average Net Assets:
Expenses	1.02%	1.02%	1.04%	1.00%	1.03%
Net investment income	5.67	5.64	6.14	7.01	6.93
Portfolio Turnover Rate	48%*	311%	211%	117%	110%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 357%.

See Notes to Financial Statements.

28        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$6.55	$6.35	$6.77	$7.22	$7.48
Income (Loss) From Operations:
Net investment income	0.35	0.34	0.37	0.45	0.47
Net realized and unrealized gain (loss)	0.13	0.22	(0.38)	(0.36)	(0.26)
Total Income (Loss) From Operations	0.48	0.56	(0.01)	0.09	0.21
Less Distributions From:
Net investment income	(0.31)	(0.34)	(0.34)	(0.54)	(0.47)
Capital	—	(0.02)	(0.07)	—	—
Total Distributions	(0.31)	(0.36)	(0.41)	(0.54)	(0.47)
Net Asset Value, End of Year	$6.72	$6.55	$6.35	$6.77	$7.22
Total Return	7.35%	8.90%	(0.22)%	1.27%	2.98%
Net Assets, End of Year (000s)	$317,760	$435,139	$545,993	$790,351	$1,148
Ratios to Average Net Assets:
Expenses	1.54%	1.51%	1.51%	1.53%	1.50%
Net investment income	5.16	5.17	5.71	6.46	6.46
Portfolio Turnover Rate	48%*	311%	211%	117%	110%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 357%.

See Notes to Financial Statements.

29        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net Asset Value, Beginning of Year	$6.53	$6.34	$6.76	$7.21	$7.48
Income (Loss) From Operations:
Net investment income	0.35	0.33	0.37	0.47	0.48
Net realized and unrealized gain (loss)	0.13	0.22	(0.38)	(0.38)	(0.28)
Total Income (Loss) From Operations	0.48	0.55	(0.01)	0.09	0.20
Less Distributions From:
Net investment income	(0.31)	(0.34)	(0.34)	(0.54)	(0.47)
Capital	—	(0.02)	(0.07)	—	—
Total Distributions	(0.31)	(0.36)	(0.41)	(0.54)	(0.47)
Net Asset Value, End of Year	$6.70	$6.53	$6.34	$6.76	$7.21
Total Return	7.43%	8.84%	(0.16)%	1.27%	2.84%
Net Assets, End of Year (000s)	$138,059	$142,647	$145,921	$153,302	$146,086
Ratios to Average Net Assets:
Expenses	1.48%	1.50%	1.51%	1.49%	1.46%
Net investment income	5.21	5.16	5.68	6.57	6.50
Portfolio Turnover Rate	48%*	311%	211%	117%	110%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 357%.

See Notes to Financial Statements.

30        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$6.52	$6.33	$6.74	$7.20	$7.46
Income (Loss) From Operations:
Net investment income	0.40	0.39	0.43	0.51	0.53
Net realized and unrealized gain (loss)	0.13	0.21	(0.38)	(0.37)	(0.26)
Total Income From Operations	0.53	0.60	0.05	0.14	0.27
Less Distributions From:
Net investment income	(0.36)	(0.39)	(0.39)	(0.60)	(0.53)
Capital	—	(0.02)	(0.07)	—	—
Total Distributions	(0.36)	(0.41)	(0.46)	(0.60)	(0.53)
Net Asset Value, End of Year	$6.69	$6.52	$6.33	$6.74	$7.20
Total Return	8.28%	9.71%	0.80%	2.00%	3.83%
Net Assets, End of Year (000s)	$133,440	$127,327	$130,326	$146,140	$157,526
Ratios to Average Net Assets:
Expenses	0.68%	0.67%	0.68%	0.70%	0.69%
Net investment income	6.02	5.99	6.50	7.30	7.28
Portfolio Turnover Rate	48%*	311%	211%	117%	110%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 357%.

See Notes to Financial Statements.

31        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund (“Fund”), a separate investment fund of the Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, SB Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, SB Capital and Income Fund, Smith Barney Dividend and Income Fund, and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and asked prices; securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationship between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis; (g) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At July 31, 2004, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (m) estimates and assumptions are

32        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward and spot exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract. The Fund may also enter into options and/or futures contracts to hedge market or currency risk. The Fund is exposed to counter party credit risk in connection with the forward exchange contract transactions.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. The Fund has also entered into a sub-advisory agreement with Citigroup Asset Management Ltd. (“CAM Ltd.”), another indirect wholly-owned subsidiary of Citigroup. From its fee, SBFM pays CAM Ltd. a sub-advisory fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citigroup Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended July 31, 2004, the Fund paid transfer agent fees of $828,557 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2004, CGM and its affiliates received sales charges of approximately $735,000 and $97,000 on sales of the Fund’s Class A and C shares, respectively. In addition, CDSCs paid to CGM and its affiliates for the year ended July 31, 2004 were approximately:

	Class A	Class B	Class C
CDSCs	$2,000	$462,000	$16,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

33        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended July 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar rolls) were as follows:

Purchases	$593,318,302

Sales	653,067,335

At July 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$48,021,260
Gross unrealized depreciation	(39,025,000)

Net unrealized appreciation	$8,996,260

4.	Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund’s basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At July 31, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 20 Year Bonds	301	9/04	$31,432,506	$32,573,844	$1,141,338

Contracts to Sell:
U.S. Treasury 2 Year Notes	268	9/04	56,502,570	56,581,500	(78,930)
U.S. Treasury 5 Year Notes	323	9/04	34,778,733	35,368,500	(589,767)
U.S. Treasury 10 Year Notes	167	9/04	18,118,047	18,490,031	(371,984)

Net Unrealized Gain on Open Futures Contracts					$100,657

5.	Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

34        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

6.	Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in U.S. Government Agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

7.	Mortgage Dollar Roll Transactions

A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase the securities may be limited.

During the year ended July 31, 2004, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $3,831,867,500. For the year ended July 31, 2004, the Fund recorded interest income of $12,024,290 related to such transactions.

At July 31, 2004, the Fund held securities under outstanding mortgage dollar rolls with a total cost of $322,464,531.

8.	Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity or a corporate borrower and one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At July 31, 2004, the Fund held loan participations with a total cost of $4,914,723.

35        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

9.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.45%, respectively, of the average daily net assets of each class. For the year ended July 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$1,510,403	$2,842,747	$1,016,187

For the year ended July 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$512,400	$402,750	$146,400	$73

For the year ended July 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$36,600	$9,175	$9,150	$37

10.	Distributions Paid to Shareholders by Class

	Year Ended July 31, 2004	Year Ended July 31, 2003
Class A
Net investment income	$30,442,037	$34,548,931
Capital	—	1,747,400

Total	$30,442,037	$36,296,331

Class B
Net investment income	$17,124,785	$25,219,819
Capital	—	1,278,708

Total	$17,124,785	$26,498,527

Class C
Net investment income	$6,665,242	$7,390,161
Capital	—	373,776

Total	$6,665,242	$7,763,937

Class Y
Net investment income	$7,197,045	$7,753,439
Capital	—	392,150

Total	$7,197,045	$8,145,589

Class Z†
Net investment income	—	$1,139,240
Capital	—	57,620

Total	—	$1,196,860

†	Class Z shares were fully redeemed on April 17, 2003.

11.	Shares of Beneficial Interest

At July 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

36        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	15,156,782	$101,831,975	13,407,068	$87,245,682
Shares issued on reinvestment	2,616,268	17,567,788	3,173,608	20,603,113
Shares reacquired	(22,227,794)	(149,299,257)	(22,114,719)	(143,474,732)

Net Decrease	(4,454,744)	$(29,899,494)	(5,534,043)	$(35,625,937)

Class B
Shares sold	3,536,376	$23,897,819	6,205,801	$40,602,463
Shares issued on reinvestment	1,402,755	9,467,586	2,186,024	14,247,542
Shares reacquired	(24,100,644)	(162,603,390)	(27,932,879)	(181,895,939)

Net Decrease	(19,161,513)	$(129,237,985)	(19,541,054)	$(127,045,934)

Class C†
Shares sold	3,558,823	$23,984,863	4,752,108	$31,267,857
Shares issued on reinvestment	657,897	4,426,481	774,073	5,037,825
Shares reacquired	(5,456,797)	(36,721,755)	(6,710,284)	(43,505,819)

Net Decrease	(1,240,077)	$(8,310,411)	(1,184,103)	$(7,200,137)

Class Y
Shares sold	1,383,651	$9,328,213	1,289,945	$8,409,205
Shares issued on reinvestment	14,802	99,243	26,408	172,368
Shares reacquired	(986,589)	(6,695,596)	(2,393,486)	(15,343,614)

Net Increase (Decrease)	411,864	$2,731,860	(1,077,133)	$(6,762,041)

Class Z‡
Shares sold	—	—	2,074,108	$13,368,847
Shares issued on reinvestment	—	—	186,638	1,196,859
Shares reacquired	—	—	(6,789,246)	(44,541,164)

Net Decrease	—	—	(4,528,500)	$(29,975,458)

†	On April 29, 2004, Class L shares were renamed as Class C shares.
‡	Class Z shares were fully redeemed on April 17, 2003.

12.	Capital Loss Carryforward

At July 31, 2004, the Fund had, for Federal income tax purposes, approximately $349,829,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

	2008	2009	2010	2011
Carryforward Amounts	$91,909,000	$98,977,000	$120,890,000	$38,053,000

13.	Income Tax Information and Distributions to Shareholders

At July 31, 2004, the tax basis components of distributable earnings were:

Undistributed ordinary income	$8,633,640

Accumulated capital losses	(349,829,364)

Unrealized appreciation	8,994,408

37        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

At July 31, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation is attributable to wash sales, mark-to-market of futures contracts and consent fees.

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was:

	2004	2003
Ordinary income	$61,429,109	$76,051,590
Capital	—	3,849,654

Total	$61,429,109	$79,901,244

14.	Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $378,088, its allocable share of the amount described above through a waiver of its fees.

15.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

38        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Diversified Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Diversified Strategic Income Fund (“Fund”) of the Smith Barney Income Funds as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of July 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 17, 2004

39        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Diversified Strategic Income Fund (“Fund”) are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Age 76	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Allan J. Bloostein 27 West 67th Street, Apt. 5FW New York, NY 10023 Age 74	Trustee	Since 1985	President of Allan Bloostein Associates, a consulting firm. Former Director of CVS Corp.	34	Taubman Centers Inc.

Jane F. Dasher Korsant Partners 283 Greenwich Avenue, 3rd Floor Greenwich, CT 06830 Age 54	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Age 62	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Age 72	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Age 77	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Age 73	Trustee	Since 1999	Retired	27	John Hancock Funds

40        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 40	Vice President and Investment Officer	Since 2002	Managing Director of CGM	N/A	N/A

41        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 43	Vice President and Investment Officer	Since 2002	Managing Director of CGM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 45	Vice President and Investment Officer	Since 2002	Managing Director and Chief Investment Officer of CGM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 40	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Controller	Since 2002	Vice President of CGM; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Trustees are elected until the Trust’s next annual meeting and until their successors are elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

42        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2004:

•	A corporate dividends received deduction of 0.23%.

•	For taxable non-corporate shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of qualified dividend income distributed by the Fund is provided to shareholders on their Form 1099-Div annually.

A total of 2.38% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

43        Smith Barney Diversified Strategic Income Fund      |      2004 Annual Report

SMITH BARNEY

DIVERSIFIED STRATEGIC INCOME FUND

TRUSTEES

Lee Abraham

Allan J. Bloostein

Jane F. Dasher

R. Jay Gerken, CFA
    Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Olivier Asselin

Vice President and

Investment Officer

Roger M. Lavan, CFA

Vice President and

Investment Officer

Beth A. Semmel, CFA

Vice President and

Investment Officer

Peter J. Wilby, CFA

Vice President and

Investment Officer

David M. Zahn, CFA

Vice President and

Investment Officer

OFFICERS (continued)

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

and Chief
Compliance Officer

Kaprel Ozsolak

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
    Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island
02940-9662

Smith Barney Income Funds

Smith Barney Diversified Strategic

Income Fund

The Fund is a separate investment fund of Smith Barney Income Funds, a Massachusetts business trust.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.smithbarneymutualfunds.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Smith Barney Income Funds — Smith Barney Diversified Strategic Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY DIVERSIFIED

STRATEGIC INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01184 9/04	04-7189

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Income Funds of $222,000 and $217,500 for the years ended 7/31/04 and 7/31/03.

(b)	Audit-Related Fees for the Smith Barney Income Funds of $0 and $0 for the years ended 7/31/04 and 7/31/03.

(c)	Tax Fees for Smith Barney Income Funds were $19,500 and $19,100 for the years ended 7/31/04 and 7/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Income Funds.

(d)	All Other Fees for Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit

Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to:
Audit-Related Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03;
Tax Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03; and
Other Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(h)	Yes. The Smith Barney Income Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Income Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Income Funds

Date: October 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Income Funds

Date: October 8, 2004

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of Smith Barney Income Funds

Date: October 8, 2004